Exhibit 99.1

This presentation may contain forward-looking statements about
Allscripts Healthcare Solutions that involve risks and uncertainties.
These statements are developed by combining currently available information with Allscripts’ beliefs and assumptions. Forward-looking statements do not guarantee future performance. Because Allscripts cannot predict all of the risks and uncertainties that may affect it, or control the ones it does predict, Allscripts’ actual results may be materially different from the results expressed in its forward-looking statements. For a more complete discussion of the risks, uncertainties and assumptions that may affect Allscripts, see the Company’s 2004
Annual Report on Form 10-K, available at www.sec.gov.
Safe Harbor

We Provide
Clinical Software, Connectivity & Information Solutions To
Physicians
386 Employees
Public (Nasdaq: MDRX)
Financial Strength
- $145+ Million in Cash Reserves
- $120+ Million in 2005 Revenue
- Diversified/Multiple Revenue Streams
- The Leader in High Growth Markets
Culture
- Fast Moving, Client-Focused and Innovative
What We Do & Who We Are . . .

Page 4 Our Vision Why? Physicians Control 80% of a $1.7 Trillion Annual Spend To Become an Indispensable Part of the Way Physicians Practice Medicine

Page 5 How To Become Indispensable for Physicians? …By Delivering Solutions That Inform, Connect and Transform Healthcare

Page 6 A Different Perspective… Traditional View Our View Healthcare Revolves Around the Physician

Page 7 Delivering Value Through Our Solutions E-Detailing Medication Dispensing Document Imaging E-Prescribing Electronic Health Record Personal Health Record Adherence/ Compliance

What Our Products Actually Do . . .
Reach 20,000 MDs with Drug Recall Information
The Ability to Educate 10,000 MDs by Tomorrow Morning
Decisions Based on Real-Time Evidence-Based Data
Health vs. Healthcare With Physician Directed Information
Inform-Connect-Transform
Making the Impossible Possible

Page 9 An EMR Informs You

Page 10 An EHR Connects You

Page 11 The Opportunity EHR Market Electronic Health Record Market $6 Billion Market Tools & Technology are Better, Less Expensive Physicians Willingness to Adopt Technology Proven, Measurable ROI

The Allscripts Advantage
EHR Market
Blue-Chip Client Base
Modular Approach
Proven Process for Rapid Implementation
Leadership in National Initiatives
Top Rated in Every Industry Evaluation
With IDX Partnership, Preferred Access to
70% of Large Groups

Market Share
EHR Market - Segmentation
Market Segment
> 25 Physicians
10 to 24 Physicians
< 10 Physicians
Specialties
Status
Leader
Competitive
Evolving – A4 Acquisition
Leader
12 Month Management Objective:
Profitable Leadership In Each Segment
(Buy, Build or Partner)

Page 14 Over 1,500 Leading Clinics Across the U.S. Market Share EHR Market - Client Base

Page 15 Market Share EHR Market - Client Base Academic Medical Groups Specialty Groups Multi-Specialty Groups Integrated Delivery Networks Over 1,500 Leading Clinics Across the U.S.

Page 16 If Doctors Don’t Use It Nothing Else Matters Utilization EHR Market IDDUINEM

Delivering Results
Generates Clinical
Trial Revenue
Holston Medical Group
$3M/Yr. in Clinical Trial
Revenue
Delivers on Pay
for Performance
Facey Medical
$1.2M P4P Payout
from Blue Cross
Produces
e-Prescribing Savings
Sierra Health
$5M in Savings via eRx
Reduces Resources in
Medical Records
George Washington Univ.
Medical Faculty associates
Reduction of 20 FTEs in
Medical Records
Reduces/Eliminates
Transcription
Central Utah Clinic
$1M in Savings in Year 1
($20K/MD)
Enhances
Documentation
University of Tennessee
Medical Group
Avg. Gross Charges Increases
by > $30/Patient Visit

Page 18 Leadership

Page 19 We “Wrote the Book” Leadership

The Opportunity
Physicians Interactive
MD/Patient Education Market
Pharma Industry Marketing Spend = $15 Billion/Year
Current Market for Online Product Education ~$250mm
43% of Pharma Detail Calls End at Receptionist
50% of Detail Calls Last < 2 Minutes

Page 21 The Allscripts Advantage Physicians Interactive Blue-Chip Client Base Portfolio of Solutions Leadership in Adherence/ Compliance Proven Return-On-Investment

Market Share
Physicians Interactive
Blue-Chip Client Base
49 Pharmaceutical, Biotech & Medical Device Companies
8 of Top 10 Pharmaceutical Companies
More Programs Delivered
400 Programs for 100 Brands
63 International Programs in 11 Countries
Significant Traction with Physicians
86,000 Unique Physician Participants in U.S.
> 300,000 Educational Sessions Completed

Key Takeaways
1. The Time is Now
2. Our Physician Focus = Key to Transforming Healthcare
3. We are the Leader in Growth Markets We Compete In
4. Competitive Advantage = Driving Utilization and Results
We’re Just Getting Started

$145.0
$120.6
$100.8
$85.8
$78.8
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0
$160.0
2002 2003 2004 2005 2006 (E)
Clinical Software and
Physicians Interactive
Medication Distribution
Financial Overview:
Historical/Forecast Revenue (in millions)

Page 25 ($0.40) $0.07 $0.24 ($0.13) 2002 2003 2004 2005* 2006 (E)* Financial Overview: Historical/Forecast EPS $0.45 - $0.47 * Excludes stock-based compensation $0.50 ($0.50)

Page 26 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 2002 2003 2004 2005 2006 (E) PI CSG Financial Overview: Bookings (in millions) $33.3 $43.1 $65.9 $89.5 $123.0

Page 27 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 $100.0 2002 2003 2004 2005 PI CSG Financial Overview: Backlog (in millions) $91.2 $67.1 $46.3 $35.0

$55.1
$8.5
$12.8
$14.8
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0
$80.0
$90.0
$100.0
CSG Maintenance/
Support
PI
CSG Subscriptions
CSG License/
Implementation Fees
Financial Overview:
Backlog as of December 31, 2005
(in millions)
$91.2 Million
$91.2 Million

Financial Overview:
Financial Position
as of December 31, 2005
(in millions)
Cash & Marketable Securities $146.1
Accounts Receivable, Net 29.2
Other Assets 45.7
Total Assets $221.0
Accounts Payable & Accrued Liabilities 22.5
Deferred Revenue 17.3
Convertible Debt 82.5
Other Liabilities 0.3
Total Liabilities $122.6
Stockholders' Equity 98.4
Total Liabilities & Stockholders' Equity $221.0

A4 Acquisition
Cost: ~ $275 million; $215 million in cash and 3.5 million shares of common stock
A4 generated revenue in excess of $75 million and EBITDA of approximately $15.5 million in 2005
Product offering
Ambulatory care
HealthMatics EHR (EHR for small to mid-sized physician practices)
HealthMatics Ntierprise (practice management system for small to mid-sized physician practices)
Acute care
HealthMatics ED and EmSTAT (emergency department information systems)
Canopy (web-based software solution for hospitials that streamlines the patient care management process)
Customer base
1,600 physician practices, or ~ 7,000 physicians
Close subject to conditions

Well Positioned for Growth and Sustained Profitability
Summary
Continued
Increase In Gross
Margin
Strong Financial
Position
Leadership
Position in All
Businesses
Strong Sales
Momentum in
Growing Markets
Competitive
Advantage in All
Markets
People
Physician-Centric